Supplement to Institutional Prospectus
Dated November 3, 2008 for
The Hirtle Callaghan Trust
The date of this Supplement is January 29, 2009
The Institutional Small Capitalization Equity Portfolio: Effective January 1, 2009 the merger of Franklin Portfolio Associates (“FPA”), a Specialist Manager for the Institutional Small Capitalization Equity Portfolio and Mellon Capital Management Corporation (“Mellon Capital”) was completed. Mellon Capital has continued to provide portfolio management services to the Portfolio in accordance with the terms of the Portfolio Management Agreement between Franklin Portfolio Associates and The Hirtle Callaghan Trust. Before the transaction, both FPA and Mellon Capital were wholly-owned indirect subsidiaries of The Bank of New York Mellon Corporation (“BNY-Mellon”). The transaction did not, however, result in any substantive change in the nature or quality of the services provided to the Portfolio under the Agreement or the personnel who deliver these services and Mellon Capital continues to be an indirect, wholly-owned subsidiary of BNY-Mellon. All references to Franklin Portfolio Associates are hereby replaced with Mellon Capital.
The Institutional Value Equity Portfolio. Effective December 19, 2008 J.S. Asset Management LLC (“JSAM”) was terminated as a Specialist Manager for the Portfolio.
The Institutional Value Equity and Institutional Growth Equity Portfolios. Several portfolio management agreements between The Hirtle Callaghan Trust and certain Specialist Managers on behalf of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio (“Portfolios”) were approved by the Board of Trustees on October 16, 2008, and by the shareholders of each of the Portfolios on December 5, 2008. The agreements with respect to The Institutional Value Equity Portfolio were between the Trust and AllianceBernstein L.P. (“AllianceBernstein”) and the Trust and Pacific Investment Management Company LLC (“PIMCO”). The agreement with respect to The Institutional Growth Equity Portfolio was between the Trust and PIMCO. Effective December 5, 2008 AllianceBernstein became an additional Specialist Manager for The Institutional Value Equity Portfolio and PIMCO became an additional Specialist Manager for The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio.
The following changes relate to The Institutional Value Equity Portfolio:
1.	The following replaces the second paragraph of the “Principle Investment Strategies” section on page 3 of the Prospectus:

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks, fixed income securities or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

2.	The following are additions to the “Specialist Managers” section of the Prospectus for the Portfolio:

The AllianceBernstein Investment Selection Process:	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap US companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The US Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
3.	The following replaces the Annual Operating Expense table for the Portfolio found on page 6 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)        0.34%
Other Expenses               0.11%

Total Portfolio
Operating Expenses(b) 0.45%	Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year $46
3 Years $144

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 40% to AllianceBernstein, 19% to PIMCO, 25% to ICAP and 16% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
The following changes relate to The Institutional Growth Equity Portfolio:
1.	The following replaces the second paragraph of the “Principle Investment Strategies” section on page 6 of the Prospectus:

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks, fixed income securities or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Institutional Value Equity Portfolio.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.
2.	The following is an addition to the “Specialist Managers” section of the Prospectus for the Portfolio:

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index.

While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.
3.	The following replaces the Annual Operating Expense table for the Portfolio found on page 9 of the Prospectus:

Annual Operating Expenses (Expenses that are deducted from the Portfolio’s assets, expressed as a percentage of average net assets)

Management Fee(a)             0.23%
Other Expenses                    0.09%

Total Portfolio
Operating Expenses(b) 0.32%	Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year $33
3 Years $103

(a)	Figures shown reflect the allocation of assets stated to reflect current fees payable to the Specialist Managers. The Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an initial allocation of assets of 19% to PIMCO, 40% to Jennison, 35% to SGA and 6% to SSgA FM. Further information about the allocation of assets appears in this Prospectus under the heading “Management of the Trust” and is also available in the Trust’s Statement of Additional Information.

(b)	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust

The following are additions to the Specialist Manager Guide beginning on page 51 of the Prospectus:
AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Institutional Value Equity Portfolio. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (“AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein for clients of Hirtle Callaghan. As of September 30, 2008, AllianceBernstein had total assets under management of approximately $590 billion, of which approximately $43,556 million represented assets of institutional mutual/commingled funds.
Marilyn G. Fedak, CFA and John P. Mahedy, CPA have primary responsibility for the day-to-day management of the portion of the Portfolio allocated to AllianceBernstein. Ms. Fedak is the Head of Bernstein Value Equities Business and Co-Chief Investment Officer—US Large Cap Value. She is also an Executive Vice President of AllianceBernstein and a member of the firm’s Executive Committee. Ms. Fedak joined Sanford C. Bernstein & Co., Inc (a predecessor company of AllianceBernstein) in 1984.
She earned a BA from Smith College and an MBA from Harvard University. Mr. Mahedy is Co-Chief Investment Officer—US Value Equities. He has been with the firm for over five years. He earned a BS and an MBA from New York University.
Pacific Management Investment Company LLC (“PIMCO”) serves as a Specialist Manager for The Institutional Value Equity and Institutional Growth Equity Portfolios. PIMCO is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660. For its services to each Portfolio, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO from time to time. Saumil Parikh, Executive Vice President and senior portfolio manager in the Newport Beach office, is primarily responsible for the day-to-day management of each Portfolio’s assets. Mr. Parikh specializes in global, mortgage and short-term bond portfolios. Prior to joining PIMCO in 2000, he was a U.S. market economist and strategist with UBS Warburg. He has 10 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College. As of September 30, 2008, PIMCO had total assets under management of approximately $790 billion, of which approximately $307 million represented assets of mutual funds.
All other information related to the Portfolios, including the names of those additional individuals responsible for the day-to-day management of the Portfolios and fees payable by the Portfolios, is unchanged.
The Fixed Income and Fixed Income II Portfolios. Effective November, 2008 the name of the Lehman Brothers index used by each Portfolio as its benchmark index changed from the Lehman Aggregate Bond Index to the Barclays Capital Aggregate Bond Index. All other information with respect to this index remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for The Hirtle Callaghan Trust